United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                         -------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 14, 2010

                                 CytoGenix, Inc.
             (Exact name of registrant as specified in its charter)



                                     0-26807
                            (Commission File Number)

                Nevada                                        76-0484097
     ----------------------------                         ------------------
     (State or other jurisdiction                          (IRS Employer
         of incorporation)                                Identification No.)

1570 Dustin Cade Drive, New Braunfels, Texas                  78130
(Address of principal executive offices)                    (Zip Code)

                                 (713) 789-0070  Registrant's  telephone number,
               including area code


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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Item 4.02 Non-Reliance on Previously Issued Financial Statements

         On January 14, 2010, the officers of CytoGenix, Inc. (the "Company") concluded that the financial statements included in the Form 10-K for the period ended December 31, 2008 and the Form 10-Q for the period ended March 31, 2009 should not be relied upon because of an impairment provision on its inventory at December 31, 2008 that was not recognized in the financial statements.

         Officers and Directors of the Company have discussed this issue with the independent accountant and came to the conclusion on January 14, 2010, that the financial statements included in the Form 10-K for the period ended December 31, 2008 2008 and the Form 10-Q for the period ended March 31, 2009should no longer be relied upon.

         As the result of establishing the impairment provision against inventory, we are restating our financial statements included in the Form 10-K for the period ended December 31, 2008 and the in the Form 10-Q for the period ended March 31, 2009 and associated disclosures to include the impairment provision against its inventory at December 31, 2008. The establishment of the impairment provision against inventory resulted in the understatement of non-cash expenses and a corresponding understatement of net loss by $189,999 for the year ending December 31, 2008. The restatement impacted certain line items within cash flows from operations, but had no effect on total cash flows from operations and did not impact cash flows from financing or investing activities. This restatement had no impact on the balance sheets, statements of operations or the net decrease in cash and cash equivalents reported in the statements of cash flows for any periods reported prior to January 1, 2008.

         We have requested our independent accountant to furnish us as promptly as possible a letter addressed to the Commission stating whether the independent accountant agrees with the statements made in this Form 8-K in response to this
Item 4.02 and, if not, to state the respects in which it does not agree. We will file an amended Form 8-K to include our independent accountant's letter as an exhibit to this filed Form 8-K no later than two business days after we receive their response letter.

         An amendment to the Annual Report on Form 10-K for the period ended December 31, 2008 correcting the impairment provision against inventory, will be filed in the near future followed by an amended Form 10-Q for the period ending March 31, 2009.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     February 25, 2010            CytoGenix, Inc.

                                  By:  /s/  Randy Moseley
                                  ----------------------------------------------
                                  Randy Moseley, Chief Financial Officer



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